                                                                    Exhibit 10.4

                       SECOND AMENDMENT TO LOAN AGREEMENT


          This SECOND AMENDMENT TO LOAN AGREEMENT is made and entered into as of January 17, 1997, by and among CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), CASTLE TOWER CORPORATION (PR), a Puerto Rico corporation ("CTC-PR" and, together with CTC-Del, collectively, the "Borrowers" and individually, a "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof, and KEYBANK NATIONAL ASSOCIATION (formerly known as "Society National Bank"), as agent (the "Agent").

                                    RECITALS
                                    --------

          A. CTC-Del, CTC-PR, the Agent and the Banks entered into a Loan Agreement dated as of April 26, 1995 (as amended by the First Amendment to Loan Agreement dated as of June 26, 1996, the "Original Agreement"), pursuant to which the Banks agreed to make available to the Borrowers loans of up to $25,000,000. The Original Agreement, as amended hereby, may be referred to hereinafter as the "Loan Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

          B. The Borrowers desire to increase the amount of the Reducing Commitment to $49,000,000, to revise the amortization schedules, to revise certain of the financial covenants and to make certain other changes in the Original Agreement. Subject to the terms and conditions of this Amendment, the Agent and the Banks have agreed to such requests.


                                   AGREEMENTS
                                   ----------

          In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the Banks agree as follows:

          1.   Amendments.  Subject to the satisfaction of the conditions set
               ----------
forth in Section 3 of this Amendment, the Original Agreement shall be amended as follows:

               (a) Section 1.1 shall be amended by adding thereto the following new definitions in the proper alphabetical order:


               "Adjusted Leverage Ratio" means, as of any date of determination,
                -----------------------
          the ratio of Adjusted Total Debt as of
          such date to Operating Cash Flow for the four quarter period then ended or most recently ended.

               "Adjusted Total Debt" means, as of any date, Total Debt
                -------------------
          outstanding as of such date minus an amount equal to 80% of the sum,
                                      -----
          as of such date, of all cash, currency and credit balances of the Borrowers and their Subsidiaries in any demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit; provided that accounts evidenced
                                               --------
          by negotiable certificates of deposit issued by any Bank shall be included in such sum.

               "Interest Expense" means, for any period, the gross interest
                ----------------
          expense accrued by the Borrowers and their Subsidiaries in respect of their Indebtedness for such period, determined on a consolidated basis, all fees payable under Section 2.6 or the Fee Letter referred to in the Second Amendment and any other fees, charges, commissions and discounts in respect of Indebtedness, including fees payable in connection with the Letters of Credit. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Borrowers with respect to Rate Hedging Obligations.

               "Second Amendment" means the Second Amendment to Loan Agreement
                ----------------
          dated as of January 17, 1997, among the Borrowers, the Agent and the Banks.

               (b) The definition of the term "Applicable Margin" in Section 1.1 shall be amended in its entirety to read as follows:

               "Applicable Margin" means, as of any date of determination, the
                -----------------
          percentage determined from the following table based upon the Adjusted Leverage Ratio:

          Adjusted              Applicable         Applicable
          Leverage              Margin for         Margin for
          Ratio:                Base Rate Loans:   LIBOR Loans:
          -----                 ---------------    -----------
          Greater than          1.50%              3.00%
          5.00:1.0 but less
          than or equal to
          5.50:1.0

          Greater than                1.25%            2.75%
          4.50:1.0 but less
          than or equal to
          5:00:1.0

          Greater than                1.00%            2.50%
          4.00:1.0 but less
          than or equal to
          4.50:1.0

          Greater than                 .75%            2.25%
          3.50:1.0 but less
          than or equal to
          4:00:1.0

          Greater than                 .50%            2.00%
          3.00:1.0 but less
          than or equal to
          3.50:1.0

          Less than or equal           .25%            1.75%
          to 3.0:1.0

               (c) The definition of the term "Debt Service" in Section 1.1 shall be amended by deleting the word "Borrower" on the sixth line thereof and in its place inserting the words "Borrowers and their Subsidiaries."

               (d) The definition of the term "Default Interest Rate" in Section
1.1 shall be amended in its entirety to read as follows:

               "Default Interest Rate" means, as of any date, a rate of interest
                ---------------------
          equal to the Base Rate plus 5.5% per annum.

               (e) The definition of the term "Excess Cash Flow" in Section 1.1 shall be amended by deleting clause (e) thereof and in its place inserting the following clause:

               (e) the excess, if any, in Working Capital of the Borrowers and their Subsidiaries as of the end of such fiscal year over the Working Capital of the Borrowers and their Subsidiaries as of the end of the prior fiscal year.

               (f) The definition of the term "Historical Fixed Charges" in
Section 1.1 shall be amended by deleting the word "Borrower" in each place it appears therein and in its place inserting the words "Borrowers or their Subsidiaries".

               (g) The definition of "Material Adverse Effect" in Section 1.1 shall be amended by deleting the word "Borrower" in each place it appears therein, and in its place inserting the words "Borrowers or any of their Subsidiaries."

               (h) The definition of "Net Earnings" in Section 1.1 shall be amended by deleting the word Borrower in the second line thereof and in its place inserting the words "Borrowers and their Subsidiaries".

               (i) The definition of the term "Operating Cash Flow" in Section
1.1 shall be amended in its entirety to read as follows:

               "Operating Cash Flow" means, during any period, Net Earnings for
                -------------------
          such period (excluding, to the extent included in Net Earnings, any Extraordinary Items and the effect of any exchange of space on a Tower for non-cash consideration, such as merchandise or services), minus
                                                                        -----
          the sum of any interest and other investment income during such period, plus the sum of, without duplication, (a) depreciation on or
                  ----
          obsolescence of fixed or capital assets and amortization of intangibles and leasehold improvements for such period, plus (b) any
                                                                  ----
          amounts paid by the Borrowers in such period in respect of Rate Hedging Obligations to the extent such amounts were deducted in calculating Net Earnings, plus (c) cash interest accrued and paid
                                    ----
          during such period, plus (d) federal and state income taxes accrued
                              ----
          and paid during such period (exclusive of any such taxes resulting from any Extraordinary Items), plus (e) non-recurring costs paid in
                                         ----
          such period in connection with the Purchase Agreement or Qualified
          Acquisitions and approved by the Agent, to the extent that such costs were paid from equity contributions or the proceeds of any Loan. The calculation of Operating Cash Flow shall be subject to the following adjustments:

               (i) For purposes of calculating Operating Cash Flow for any quarter ending on or prior to December 31, 1998, an amount equal to Corporate Development Expense actually accrued and paid during such quarter shall be added back to Net Earnings (to the extent deducted in calculating Net Earnings); provided, however, that (A) no more than an
                                     --------  -------
          amount equal to $750,000 of Corporate Development Expense may be added back to Net Earnings in any quarter; (B) no amount of Corporate Development Expense shall be added back to Net Earnings for any quarter ending after December 31, 1998; and (C) in no event shall more than an aggregate amount of $1,500,000 of Corporate Development Expense be added back to Net Earnings for either of the four quarter periods ending December 31, 1997, or December 31, 1998, or more than an aggregate amount of $3,000,000 of Corporate Development Expense be added back to Net Earnings for the eight quarter period ending December 31, 1998, except, in either such case, to the extent Holdco shall have made a cash capital contribution to CTC-Del after the date of the Second Amendment in the amount of such excess and expressly designated for the payment of Corporate Development Expense; and

               (ii) For purposes of calculating Operating Cash Flow for any period, the acquisition pursuant to the Purchase Agreement, each other Qualified Acquisition and each sale or other disposition by the Borrowers of any Towers and related assets, whether by sale of stock or assets, which occurs during such period, shall be deemed to have occurred on the first day of such period; accordingly, the operating cash flow received by the seller of the Towers and related assets, or of a management agreement in respect thereof, acquired pursuant to the Purchase Agreement and each Qualified Acquisition shall be included for the entire period and the Operating Cash Flow relating to any Towers and related assets, or of a management agreement in respect thereof, sold or otherwise disposed of during such period shall be excluded from the calculation of Operating Cash Flow for the entire period.

               (j) The definition of the term "Pledge Agreements" in Section 1.1 shall be amended in its entirety to read as follows:

               "Pledge Agreements" means the Holdco Pledge Agreement, the
                -----------------
          Stockholder Pledge Agreement, the Pledge Agreement dated June 26, 1996 between Holdco and KeyBank National Association, as agent, and the Pledge Agreement dated June 26, 1996 between CTC-Del and KeyBank National Association, as agent as each such Agreement may be amended.

               (k) The definition of "Projected Debt Service" in Section 1.1 shall be amended by deleting the word "Borrower" in the eighth and twelfth lines thereof and in its place inserting the words "Borrowers or their Subsidiaries."

               (l) The definition of the term "Ratable Share" in Section 1.1 shall be amended in its entirety to read as follows:

               "Ratable Share" means, with respect to any Bank, its pro rata
                -------------
          share of the Commitments, the Letters of Credit or the Loans. The Ratable Shares of the Banks as of the effective date of the Second Amendment shall be as listed on Schedule 1 to the Second Amendment.

               (m) The definition of "Rate Hedging Obligations" in Section 1.1 shall be amended by deleting the word "Borrower" in the second and sixth lines thereof and in its place inserting the words "Borrowers or their Subsidiaries".

               (n) The definition of the term "Termination Date" in Section 1.1 shall be amended in its entirety to read as follows:

               "Termination Date" means December 31, 2003.
                ----------------

               (o) The definition of "Total Debt" in Section 1.1 shall be amended by deleting the word "Borrower" in each place it appears therein and in its place inserting the words "Borrowers or their Subsidiaries".

               (p) Section 1.3 shall be amended by adding at the end thereof the following sentence:

          "All financial or accounting calculations or determinations required pursuant to this Agreement unless otherwise expressly provided shall be made on a consolidated basis for the Borrowers and their Subsidiaries."

               (q) Sections 2.1(a) and (b) shall be amended in their entirety to read as follows:

                    (a) Subject to the terms and conditions hereof, during the period up to but not including the Termination Date, the Banks shall make loans to the Borrowers in such amounts as the Borrowers may from time to time request (the "Reducing Loans") but not exceeding in aggregate principal amount at any one time outstanding $49,000,000 (as such amount may be reduced from time to time, the "Reducing Commitment"). Each Reducing Loan requested by the Borrowers shall be funded by the Banks in accordance with their Ratable Shares of the requested Reducing Loan. A Bank shall not be obligated hereunder to make any additional Reducing Loan if immediately after making such Loan, the aggregate principal balance of all Reducing Loans made by such Bank would exceed such Bank's Ratable Share of the Reducing Commitment. The Reducing Loans may be comprised of Base Rate Loans or LIBOR Loans, as provided in
          Section 2.4 hereof.

                    (b) On December 31, 1998, the Reducing Commitment shall automatically reduce to the then outstanding amount of the Reducing Loans, and, on each date set forth in the table below, the Reducing Commitment shall automatically further reduce by an amount equal to that percentage set forth in such table for such date of the Reducing Commitment in effect on January 1, 1999:

          ================================================================
          Calendar      March 31   June 30     September 30   December 31
          Year
          1999            3.50%     4.00%          4.00%         4.00%
          ----------------------------------------------------------------
          2000            4.00%     4.00%          4.00%         4.00%
          ----------------------------------------------------------------
          2001            4.00%     4.50%          4.50%         4.50%
          ----------------------------------------------------------------
          2002            4.50%     5.00%          5.00%         5.00%
          ----------------------------------------------------------------
          2003            5.00%     5.00%          5.00%         16.5%
          ================================================================


               (r) The fifth sentence of Section 2.1(d)(i) shall be amended to read in its entirety as follows:

          No Letter of Credit shall be issued after December 31, 1998 (except for any renewals thereof), or expire later than March 31, 2003, and no Letter of Credit shall have a term exceeding 364 days.

               (s) Section 2.4(d)(iii) shall be amended by deleting the date "June 30, 1997" from the last sentence thereof and in its place inserting the date "December 31, 1998".

               (t) Section 2.7(b)(ii) shall be amended by deleting the date "December 31, 1996" from the first sentence thereof and in its place inserting the date "December 31, 1998".

               (u) Section 2.7(b) shall be amended by adding clauses (v) and
(vi) at the end thereof which shall read in their entirety as follows:

               (v) Net Equity Proceeds.  If any Borrower issues or sells any
                   -------------------
          shares of its capital stock or other equity interests or securities convertible into or exercisable for any shares of its capital stock or other equity interests, it shall, within five days of such sale or issuance, make a mandatory prepayment of the Loans in an amount (not to exceed 100% of the net cash proceeds of such issuance or sale) equal to that amount which, had it been paid on the last day of the most recently ended quarter, would have caused the Leverage
          Ratio to equal 4.5 to 1.0; provided, however, that if, as of the date
                                     --------  -------
          of such equity issuance, such Borrower is a party to a legally binding acquisition agreement for a Qualified Acquisition permitted pursuant to Section 8.10(b), such Borrower may use the proceeds of such issuance or sale to pay the purchase price of such Qualified Acquisition;

               (vi)  Required Divestitures.  On or before June 30, 1997, the
                     ---------------------
          Borrowers shall make a mandatory prepayment of the Loans in an amount equal to $1,075,000, the proceeds for which shall be derived from either (A) the sale of the SMR Business and the SMR Assets, as such terms are defined in the Motorola Purchase Agreement, by CTR-PR or (B) the capital contribution received by CTC-Del in July of 1996. Together with such prepayment, the Borrowers shall deliver to the Agent written notice specifying the source of funds for such prepayment.

               (v) Section 2.7(c)(ii) shall be amended by deleting the phrase "Section 2.7(b)(ii), (iii) or (iv)" in the first sentence thereof and in its place inserting the phrase "Section 2.7(b)(ii), (iii), (iv), (v) or (vi)".

               (w) Section 3.1(b) shall be amended in its entirety to read as follows:

                    (b) The Applicable Margin shall be determined by the Agent quarterly, and upon the making of each Loan and the issuance of each Letter of Credit, based on the financial statements and the Compliance Certificate delivered to the Banks pursuant to Sections 7.5(b) and (d) (in the case of a quarterly determination) and the compliance certificate delivered pursuant to Section 6.12(b) (in the case of the determination of the Applicable Margin upon the making of a Loan or the issuance of a Letter of Credit). Any change in the interest rate on the Loans due to a change in the Applicable Margin shall be effective on the fifth Banking Day after delivery of such financial statements; provided, however, that if any such financial statements
                      --------  -------
          or compliance certificate indicate an increase in the Applicable Margin and such financial statements or compliance certificate are not provided within the time period required in Section 7.5(a) or

          (b), as the case may be, the increase in the interest rate due to such increase in the Applicable Margin shall be effective retroactively as of the fifth Banking Day after the date on which such financial statements were due. The Borrowers shall deliver to the Banks with each set of annual or quarterly financial statements which indicate a change in the Applicable Margin a notice with respect to such change.

               (x) Section 6.12 shall be amended to read in its entirety as follows:


           6.12  Financial Information.
                 ---------------------

               (a) On the Closing Date, the Borrower shall have delivered to the Agent a pro forma balance sheet and income statement as of the Closing Date giving effect to the closing under the Purchase Agreement.

               (b) The Borrowers shall have delivered to the Agent a pro forma compliance certificate in form and substance satisfactory to the Agent showing the Adjusted Leverage Ratio as the date of each borrowing or issuance of a Letter of Credit and the Borrowers' compliance with the financial covenants set forth in Section 8.

               (y) Section 7.1 shall be amended to read in its entirety as follows:

               7.1  Use of Proceeds.
                    ---------------

               (a) The Borrowers shall use the proceeds of the Reducing Loans only as follows: (i) to voluntarily prepay the Term Loan, subject to payment of the applicable Term Loan Prepayment Premium and other senior indebtedness in an amount not to exceed $18,000,000; (ii) for Qualified Acquisitions on or prior to December 31, 1998; (iii) for Capital Expenditures made pursuant to the last sentence of Section 8.7; (iv) for fees and transaction costs associated with the Closing; and (v) for corporate purposes approved by the Majority Banks.

               (b) The Borrowers shall use the proceeds of the Working Capital Loan only for working capital purposes.

               (z) Section 7.3 shall be amended by adding at the end of the third sentence thereof, the following sentence:

          The Borrowers shall maintain business interruption insurance in form and amount satisfactory to the Agent.
               (aa Section 7.5 shall be amended in its entirety to read as follows:

          7.5  Financial Statements and Reports.  The Borrowers shall maintain
               --------------------------------
          true and complete books and records of account in accordance with GAAP. The Borrowers shall furnish to the Agent, for delivery to the Banks, the following financial statements, projections and notices at the following times:

               (a) As soon as available, but in no event later than ninety days after the end of each fiscal year of the Borrowers, the Borrowers shall furnish (i) audited consolidated financial statements, including balance sheets and income and expense statements of the Borrowers and their Subsidiaries, showing the financial condition of the Borrowers and their Subsidiaries as of the close of such fiscal year and the results of their operations during such fiscal year, together with a statement of cash flows of the Borrowers and their Subsidiaries and additional statements, schedules and footnotes as are customary in a complete accountant's report; such financial statements shall set forth, in comparative form, corresponding figures for the prior year and shall be certified by nationally recognized independent certified public accountants selected by the Borrowers and acceptable to the Agent and accompanied by the management letter of such accountants to the Borrowers, and the opinion of such accountants shall be unqualified and in a form reasonably satisfactory to the Agent; and
          (ii) a statement signed by such accountants to the effect that in connection with their examination of such financial statements they have reviewed the provisions of this Agreement and have no knowledge of any event or condition which constitutes an Event of Default or Possible Default or, if they have such knowledge, specifying the nature and period of existence thereof; provided, however, that in
                                                  --------  -------
          issuing such statement, such independent accountants shall not be required to go beyond normal auditing procedures conducted in connection with their opinion referred to above;

               (b) As soon as available, but in no event later than forty-five days after the end of each quarter of the Borrowers, the Borrowers shall furnish (i) unaudited consolidated financial statements, including consolidated balance sheets and income statements of the Borrowers and their Subsidiaries, showing the financial condition of the Borrowers and their Subsidiaries as of the end of such period and the results of their operations during such period and for the then elapsed portion of the fiscal year, which shall be accompanied by a statement of cash flows of the Borrowers and their Subsidiaries for such periods, (ii) an unaudited statement of income and expense for each Tower for such quarter and the then elapsed portion of the fiscal year as the Agent may reasonably request, (iii) a statement showing Capital Expenditures (including a comparison to Capital Expenditures budgeted for such period) and income taxes paid, each for such period, and (iv) for periods ending prior to December 31, 1998, separate income statements for such period for all Division A Acquisitions and Division B Acquisitions; all such financial statements shall set forth, in comparative form, corresponding figures for the equivalent period of the prior year and a comparison to budget for the relevant period, shall be in form and detail satisfactory to the Agent, and shall be certified as to accuracy and completeness by the chief financial officer of each Borrower;

               (c) As soon as available, but in no event later than thirty days after the end of each month, the Borrowers shall furnish an unaudited statement of income and expense for each Borrower for such month and for the then elapsed portion of the fiscal year, containing comparisons with the budget for such period and with the prior year; each such statement shall be in form and detail satisfactory to the Agent and shall be certified as to accuracy and completeness by the chief financial officer of each Borrower;

               (d) The financial statements required under (a) and (b) above, shall be accompanied by a compliance certificate in the form attached hereto as Exhibit L executed by the chief financial officer of each
                    ---------
          Borrower setting forth the computations showing compliance with the financial covenants set forth in Section 8, and certifying that no Possible Default or Event of Default has occurred, or if any Event of Default or Possible Default has occurred, stating the nature thereof and the actions the Borrowers intend to take in connection therewith;

               (e) The Borrowers shall deliver (i) within forty-five days after the end of each fiscal year, an annual operating budget for the Borrowers for the next succeeding fiscal year, (ii) promptly upon preparation thereof, any material revisions of such annual budget and (iii) after each monthly period in which there is a material adverse deviation from budget a certificate of the chief financial officer of each Borrower explaining the deviation and the action, if any, the Borrowers have taken or propose to take with respect thereto;

               (f) The Borrowers shall furnish (i) upon request, promptly after the filing thereof with the Internal Revenue Service, copies of each annual report with respect to each Plan established or maintained by any Borrower or any member of the Controlled Group for each plan year, including (A) where required by law, a statement of assets and liabilities of such Plan as of the end of such plan year and statements of changes in fund balance and in financial position, or a statement of changes in net assets available for plan benefits, for such plan year, certified by an independent public accountant satisfactory to the Agent, and (B) if prepared by or available to the Borrowers, an actuarial statement of such Plan applicable to such plan year, certified by an enrolled actuary of recognized standing acceptable to the Agent; and (ii) promptly after receipt thereof, a copy of any notice any Borrower or a member of the Controlled Group may receive from the Department of Labor or the Internal Revenue Service with respect to any Plan (other than notices of general application) which could result in a material liability to any Borrower; the Borrowers will promptly notify the Agent of any material taxes assessed, proposed to be assessed or which the Borrowers have reason to believe may be assessed against any Borrower or any member of the Controlled Group by the Internal Revenue Service with respect to any Plan or Benefit Arrangement; and

               (g) Upon the Agent's written request, such other information about the financial condition, properties and operations of either Borrower as any Bank may from time to time reasonably request.

               (bb) Section 7.13 shall be amended by deleting the date "July 1, 2001" in the third line thereof, and in its place inserting the words "the Termination Date".

               (cc) Section 7.16 shall be added, to read in its entirety as follows:

               7.16  Borrowers' Subsidiaries.  So long as this Agreement remains
                     -----------------------
          in effect or any of the Obligations remain unpaid or to be performed, or any Letter of Credit remains outstanding, the Borrowers shall cause each of their Subsidiaries to perform and comply with the affirmative covenants contained in Section 7 hereof (except for Section 7.13) and shall cause each of their Subsidiaries not, directly or indirectly, to take any of the actions set forth in Section 8 hereof nor permit any of the conditions set forth in Section 8 hereof to occur.

               (dd) Section 8.4 shall be amended by (i) deleting the word "Borrower" in the eighth line thereof and in its place inserting the words "Borrowers and their Subsidiaries" and (ii) deleting the figure "$50,000" in the last line thereof, and in its place inserting the words "$150,000 in the aggregate."

               (ee) Section 8.5 shall be amended by (i) deleting the word "Borrower" from the sixth line thereof and in its place inserting the words "Borrowers and their Subsidiaries" and (ii) inserting after the figure "$50,000" in the eighth line thereof, the words "in the aggregate".

               (ff) Section 8.6 shall be amended by (i) adding the words "by the Borrowers and their Subsidiaries" after the word "payable" in the fourth line thereof and (ii) deleting the figure "$50,000" in the sixth line thereof, and in its place inserting the words "$150,000 in the aggregate."

               (gg) Section 8.7 shall be amended in its entirety to read as follows:

               8.7   Capital Expenditures.  Except for Qualified Acquisitions
                     --------------------
          permitted pursuant to Section 8.10(b), the Borrowers and their Subsidiaries shall not make Capital Expenditures (not including (x) any payments in respect of Capitalized Lease Obligations or (y) expenditures of proceeds of casualty insurance policies reasonably and promptly applied to replace insured assets) which exceed the sum of
          (a) (i) $250,000 in the aggregate per year in each of fiscal years 1996 and 1997, and (ii) $75,000 in the aggregate in any fiscal year thereafter, plus (b) an amount equal to 10% of operating cash flow, for the twelve month period most recently ended prior to such acquisition, of Towers acquired in each Qualified Acquisition. In addition to the Capital Expenditures permitted pursuant to the foregoing sentence, the Borrowers may make Capital Expenditures through the Termination Date in an amount not to exceed $5,000,000 in the aggregate for the purpose of constructing new Towers.

               (hh) Section 8.10(a) shall be amended by adding, after the words "Section 8.10(b)" on the second line thereof, the phrase "or (c)".

               (ii) Section 8.10(b)(vii)(C) shall be amended in its entirety to read as follows:

          (C) the term of such note shall not extend beyond March 31, 2003;

               (jj) Section 8.10(b)(xiii) shall be amended in its entirety to read as follows:

               (xiii) the closing of such acquisition shall occur no later than December 31, 1998.

               (kk) Section 8.10 shall be amended by adding a new Section (c) at the end thereof which shall read in its entirety as follows:

                (c) Notwithstanding the provisions of Section 8.10(a), the Borrowers may take the actions described in Section 8.10(a)(iv) or (v) with the advance written approval of the Agent, which approval shall be in the sole discretion of the Agent.

               (ll) Section 8.13(a) shall be amended to read in its entirety as follows:

                     (a) Leverage Ratio.  The Borrower shall not permit the
                         --------------
          Leverage Ratio as of any date in any period listed in Column A below to be greater than the ratio set forth in Column B below opposite such period:

          Column A                                      Column B
          --------                                      --------

          Period:                                       Permitted Ratio:
          ------                                        ---------------
          Closing to December 30, 1998:                     5.50:1.0

          December 31, 1998, to                             5.25:1.0
           March 30, 1999:

          March 31, 1999, to                                4.50:1.0
           September 29, 1999:

          September 30, 1999, to                            4.25:1.0
           March 30, 2000:

          March 31, 2000, to March 30,                      3.50:1.0
           2001:

          March 31, 2001, and                              3.00:1.0.
           thereafter:

               (mm) Section 8.13(e) shall be amended to read in its entirety as follows:

               (e) Minimum Cash Reserve.  The Borrowers and their Subsidiaries
                   --------------------
          shall not permit the sum of the aggregate amount of their cash and cash equivalents permitted pursuant to Section 8.11 plus the undrawn amount of the Working Capital Commitment to be less than or equal to, at any time $300,000.

               (nn) Section 8.13 shall be amended by adding a new Section (f) at the end thereof which shall read in its entirety as follows:

          (f) The Borrowers shall not permit the ratio of (i) Operating Cash Flow for any four quarter period to (ii) Interest Expense for such four quarter period to be less than 2.00:1.00.

               (oo) Section 9.4 shall be amended by (i) deleting the words "the Borrower" in the first and fourth lines thereof and in their place inserting the words "Any Borrower or any of their Subsidiaries" and (ii) inserting after the figure "$50,000" in the second line thereof the words "in the aggregate."

               (pp) Section 9.5 shall be amended by deleting the words "The Borrower" in the first line thereof and in their place inserting the words "Any Borrower or any of their Subsidiaries."

               (qq) Section 9.6 shall be amended by deleting the words "the Borrower" in the third and fourth lines thereof and in their place inserting the words "any Borrower or any of their Subsidiaries."

               (rr) Section 9.7 shall be amended by deleting the words "the Borrower" in each place it appears therein and in their place inserting the words "any Borrower or any of their Subsidiaries."

               (ss) Section 9.8 shall be amended by (i) deleting the words "the Borrower" in the first and third line thereof and in their place inserting the words "any Borrower or any of their Subsidiaries" and (ii) inserting after the figure "$50,000" in the fourth line thereof the words "in the aggregate."

               (tt) Section 9.9 shall be amended by (i) deleting the words "the Borrower" from the first line thereof and inserting in their place the words "any Borrower or any of their

Subsidiaries" and (ii) deleting the words "the Borrower" from the eighth line thereof and inserting in their place the words "each Borrower and each of their Subsidiaries."

               (uu) Section 9.10 shall be amended by deleting the words "the Borrower" in each place it appears and inserting in their place the words "any Borrower or any of their Subsidiaries."

               (vv) Section 12.4 shall be amended by deleting the address of the Agent and in its place inserting the following address:

               TO THE AGENT:

         KeyBank National Association
         127 Public Square
         M/C OH-01-127-0602
         Cleveland, Ohio  44114-1306
         Attention:  Jason R. Weaver
                     Media and Telecommunications Finance
                       Division
         Telecopy:   216-689-4666

         Copy to:

         Timothy J. Kelley, Esq.
         Dow, Lohnes & Albertson, PLLC
         1200 New Hampshire Ave., N.W.
         Suite 800
         Washington, D.C.  20036
         Telecopy:   202-776-2222

               (ww) The text of Exhibits A, B, D, E, F, H, I, K and L to the Original Agreement shall be deleted and replaced with the text of Exhibits A, B, D, E, F, H, I, K and L attached to this Amendment.

         2.   Consent.  Notwithstanding any limitation on prepayment of the Term
              -------
Loan set forth in Section 2.7(a)(ii) of the Original Agreement, but subject to the payment of the applicable Term Loan Prepayment Premium, the Banks hereby consent to the prepayment of the Term Loan in full on the effective date of this Amendment with the proceeds of a Reducing Loan, and, upon such prepayment, the Term Loan shall be deemed paid in full and shall not be deemed outstanding for any purposes of the Loan Agreement.

         3.   Conditions to Effectiveness.  The amendments set forth in Section
              ---------------------------
 1 and the consent set forth in Section 2 shall be effective upon satisfaction of all of the following conditions:

              (a) Each Borrower shall have delivered to the Agent a certified copy of resolutions of its Board of Directors evidencing approval of the execution, delivery and performance of this Amendment, the Amended Notes, and the other agreements, documents and instruments required pursuant hereto.

              (b) The Borrowers shall have executed and delivered to the Banks Amended and Restated Revolving Credit Notes in the form attached hereto as

Exhibit A (the "Amended Reducing Notes"), and Amended and Restated Working
---------
Capital Notes in the form attached hereto as Exhibit B (the "Amended Working
                                             ---------
Capital Notes" and, together with the Amended Reducing Notes, collectively, the "Amended Notes" and individually, an "Amended Note").

              (c) Holdco shall have executed and delivered to the Agent the Acknowledgment and Agreement set forth in Annex 1 attached hereto.

              (d) Spectrum Site Management Corporation shall have executed and delivered to the Agent the Acknowledgment and Agreement set forth in Annex 2 attached hereto.

              (e) Centennial Fund IV, L.P. shall have executed and delivered to the Agent the Acknowledgment and Agreement set forth in Annex 3 attached hereto.

              (f) The Borrowers, Holdco, Spectrum Site Management Corporation and Centennial Fund IV, L.P. shall have executed and delivered such amendments to the Pledge Agreements, Security Agreements, Mortgages, Guaranty, and other Collateral Documents to which they are respectively parties, as the Agent and its counsel may request, in form and substance satisfactory to the Agent.

              (g) The Borrowers shall have delivered to the Agent the following:

                  (i) certificates of good standing for CTC-Del from the Secretary of State of each of the States of Delaware and Texas, and a certificate of good standing for CTC-PR from the Secretary of the Commonwealth of Puerto Rico, in each case dated as of a date as near to the effective date as practicable;

                  (ii) a certificate signed by the Secretary or Assistant Secretary of each Borrower certifying that attached thereto are true and complete copies of the Certificate of Incorporation and By-Laws of each Borrower;

                  (iii)  an incumbency certificate for each Borrower; and

                  (iv) such other documents as any Bank may reasonably request in connection with the proceedings taken by either Borrower or Holdco authorizing this Amendment, the Amended Notes or the other Collateral Documents and the transactions contemplated hereby, to the extent it is a party thereto.

              (h) The Borrowers shall have paid to the Agent and the Banks all commitment fees accrued under the Original Agreement and the fees required pursuant to Section 4.

              (i) There shall have been no changes in the business, properties, operations, prospects or condition, financial or otherwise, of either Borrower since December 31, 1995, which are individually or in the aggregate materially adverse.

              (j) The Borrowers shall have delivered to the Agent opinions in form and substance satisfactory to the Agent from the general counsel, Texas and Puerto Rico counsel of the Borrowers.

              (k) The Borrowers shall have delivered to the Agent the certificate referred to in Section 7.15 of the Loan Agreement calculating the amount of Stockholder Debt that must be secured in order for each Borrower not to be deemed to be a "United States Real Property Holding Corporation" for purposes of Section 897 of the Code.

              (l) The Borrowers shall have paid to each Bank such Bank's Ratable Share of the applicable Term Loan Prepayment Premium and all accrued and unpaid interest on the Term Loan or agreed to make such payments at such later date as may be designated by such Bank.

              (m) Spectrum Site Management Corporation shall have become a direct wholly-owned subsidiary of CTC-Del.

         4.   Fees.  The Borrowers shall pay to the Agent the fees provided in
              ----
the separate letter agreement between the Borrowers and the Agent of even date herewith.

         5.   Representations, Warranties and Events of Default.
              -------------------------------------------------

              (a) Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. Each and every representation and warranty of the Borrowers set forth in the Original Agreement, as amended hereby, other than those which by their terms are limited to a specific date, is hereby confirmed and ratified in all material respects and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

          (b) The Borrowers, jointly and severally, represent and warrant that:

              (i) No Event of Default or Possible Default now exists or will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

              (ii) All necessary corporate or shareholder actions on the part of each Borrower, Holdco and each stockholder of Holdco to authorize the execution, delivery and performance of this Amendment, the Amended Notes, and all other amendments, agreements, documents or instruments required pursuant hereto or thereto have been taken; this Amendment, the Amended Notes and each such other amendment, agreement, document or instrument have been duly and validly executed and delivered and are legally valid and binding upon each Borrower that is a party thereto and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

              (iii) The execution, delivery and performance of this Amendment, the Amended Notes and all other amendments, agreements, documents and instruments required pursuant hereto or thereto, and all actions and transactions con templated hereby and thereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of the charter documents or by-laws of either Borrower, (II) any arbitration award or any order of any court or of any other governmental agency or authority, (III) any license, permit or authorization granted to either Borrower or under which either Borrower operates, or (IV) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which either Borrower is a party or by which either Borrower or any of its properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of either Borrower.

              (iv) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by either Borrower or Holdco in connection with the execution, delivery or performance of this Amendment, the Amended Notes or any amendment, agreement, document or instrument required in connection herewith or therewith which has not already been obtained or completed.

     6.   Affirmation of the Borrowers.  The Borrowers acknowledge that the
          ----------------------------
security interests and liens granted by the Borrowers to the Agent, for the benefit of the Banks, pursuant to the Subsidiary Pledge Agreement dated June 26, 1996 between CTC-Del and KeyBank National Association, as agent, the Security Agreement, the Mortgages and the other Collateral Documents, as amended pursuant hereto, remain in full force and effect and shall continue to secure all Obligations of the Borrowers as such Obligations may be increased pursuant hereto.

     7.   Fees and Expenses.  As required under the Original Agreement, the
          -----------------
Borrowers, jointly and severally, will reimburse the Agent upon demand for all out-of-pocket costs, charges and expenses of the Agent (including fees and disbursements of special counsel to the Agent and local counsel to the Agent in Puerto Rico) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

     8.   Counterparts.  This Amendment may be executed in as many counterparts
          ------------
as may be convenient and shall become binding when each Borrower, the Agent and the Banks have executed at least one counterpart.

     9.   Governing Law.  This Amendment shall be a contract made under and
          -------------
governed by the laws of the State of Ohio, without regard to the conflicts of law provisions thereof.

     10.  Binding Effect.  This Amendment shall be binding upon and shall inure
          --------------
to the benefit of the Borrowers, the Agent and the Banks and their respective successors and assigns.

     11.  Reference to Original Agreement.  Except as amended hereby, the
          -------------------------------
Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement or the original notes issued pursuant thereto in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original

Agreement, shall be deemed a reference to the Original Agreement, as amended hereby, or the Amended Notes, as the case may be.

     12.  No Other Modifications; Same Indebtedness.  Except as expressly
          -----------------------------------------
provided in this Amendment, all of the terms and conditions of the Original Agreement remain unchanged and in full force and effect. The modifications effected by this Amendment and by the other documents and instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrowers, the Agent and the Banks that the Loans outstanding under the Original Agreement, as amended by this Amendment, be and are the same Indebtedness as that owing under the Original Agreement immediately prior to the effectiveness hereof. It is not the intention of the parties to cause an extinctive novation of the Original Agreement, any Collateral Document or the obligations thereunder.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan Agreement as of the date first above written.

BORROWERS:

CASTLE TOWER CORPORATION



By: /s/ TED B. MILLER, JR.
   ---------------------------
Name: Ted B. Miller, Jr.
     -------------------------
Title: President
      ------------------------

CASTLE TOWER CORPORATION (PR)



By: /s/ TED B. MILLER, JR.
   ---------------------------
Name: Ted B. Miller, Jr.
     -------------------------
Title: President
      ------------------------

BANKS:

KEYBANK NATIONAL ASSOCIATION



By: /s/ JASON R. WEAVER
   ---------------------------
   Jason R. Weaver
   Assistant Vice President

WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION



By: /s/ BENNETT D. DOUGLAS
   ---------------------------
   Bennett D. Douglas
   Vice President

AGENT:

KEYBANK NATIONAL ASSOCIATION



By: /s/ JASON R. WEAVER
   ---------------------------
   Jason R. Weaver
   Assistant Vice President

                                  SCHEDULE 1
                                  ----------

                       List of Banks and Ratable Shares
                       --------------------------------


                                        Working Capital Loan
               Reducing Loan Amount     Amount and Ratable
               and Ratable Share of     Share of Working
Banks:         Reducing Commitment:     Capital Commitment:
-----          -------------------      ------------------
KeyBank             $24,500,000              $500,000
                      (50%)                    (50%)

Wells Fargo         $24,500,000              $500,000
                      (50%)                    (50%)

                               LIST OF EXHIBITS
                               ----------------



Exhibit A                     Form of Amended and Restated
                              Reducing Note

Exhibit B                     Form of Amended and Restated
                              Working Capital Note

Exhibit D                     Financial Statements

Exhibit E                     Projections

Exhibit F                     Capitalization

Exhibit G                     Proceedings, Litigation and Non-
                              Compliance with Law

Exhibit H                     Liens and Indebtedness

Exhibit I                     List of Contracts, Commitments and
                              Licenses

Exhibit J                     ERISA Liabilities and Plans

Exhibit K                     Real Property List

Exhibit L                     Form of Compliance Certificate

                                   EXHIBIT A
                                   ---------

              AMENDED AND RESTATED REDUCING REVOLVING CREDIT NOTE
              ---------------------------------------------------


$24,500,000                                               January __, 1997


     FOR VALUE RECEIVED, CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), and CASTLE TOWER CORPORATION (PR), a Puerto Rican corporation ("CTC-PR", and together with CTC-Del collectively the "Makers" and individually a "Maker"), hereby jointly and severally promise to pay to the order of ___________ (the "Payee"), on or before December 31, 2003, in the manner and at the place provided in the Loan Agreement, as that term is defined below, the principal sum of $24,500,000, or if less, the outstanding balance of the Reducing Loans, as that term is defined in the Loan Agreement described below, made by the Payee.

     The unpaid principal balance of this Note shall bear interest prior to maturity at the rates determined in accordance with the provisions of that certain Loan Agreement dated as of April 26, 1995, as amended by the First Amendment to Loan Agreement dated as of June 26, 1996, and as amended by the Second Amendment to Loan Agreement dated as of January __, 1997, among the Makers, KeyBank National Association (formerly known as "Society National Bank"), as Agent, the Payee and the other financial institutions as may from time to time be parties thereto (as the same may be amended, modified, extended or restated from time to time, the "Loan Agreement"). Interest accrued on each Base Rate Loan shall be paid quarterly in arrears on each Quarterly Date after the date hereof until such Loan is paid in full, and interest accrued on each LIBOR Loan shall be paid on the last day of the Interest Period thereof.

     This Note is an amendment and restatement of the Amended and Restated Reducing Revolving Credit Note dated April 26, 1995, of CTC-Del to the Payee (the "Original Note") and not a replacement, substitution or repayment thereof. The indebtedness and liabilities of CTC-Del under the Original Note evidenced hereby remain in full force and effect as amended, renewed and extended hereby.

     This Note is subject to voluntary and mandatory prepayment in whole or in part at the times and in the manner specified in the Loan Agreement.

     The Payee may enter all amounts of principal borrowed, paid or prepaid at any time on the grid annexed hereto or on any separate record thereof maintained by the Payee.

     This Note evidences indebtedness of the Makers to the Payee arising under the Loan Agreement, to which reference is hereby made for a statement of the rights of the Payee and the duties and obligations of the Makers in relation thereto, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Makers to pay the principal of and interest on this Note when due.

     The principal of and all interest on this Note shall be paid as provided in the Loan Agreement in immediately available funds constituting lawful money of the United States of America, not later than 11:00 A.M. (Cleveland time) on the day when due.

     Upon the occurrence of any Event of Default, the entire outstanding principal amount of this Note and (to the extent permitted by law) unpaid interest shall bear interest thereafter until paid in full at the Default Interest Rate which shall be payable on demand.

     Subject to the provisions of Section 10 of the Loan Agreement, the entire unpaid principal balance of this Note, together with all interest accrued thereon, shall become immediately due and payable upon the occurrence of an Event of Default. Upon the occurrence of any Event of Default, the holder hereof shall have all of the rights, powers and remedies provided in the Loan Agreement or in any Collateral Document or at law or in equity. Failure of the Payee or any holder of this Note to exercise any such right or remedy available hereunder or under the Loan Agreement or any Collateral Document or at law or in equity shall not constitute a waiver of the right to exercise subsequently such option or such other right or remedy.

     The payment of this Note is secured by certain Security Agreements, certain Pledge Agreements, certain Guarantees and certain Mortgages and Collateral Assignments of Leases, all as more fully identified in the Loan Agreement.

     To the extent permitted by law, except as otherwise provided herein or in the Loan Agreement, the Makers and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby severally waive presentment; protest and demand; notice of protest, demand, dishonor and nonpayment; and diligence in collection, and agree to the application of any bank balance as payment or part payment of this Note or as an offset hereto as provided in the Loan Agreement, and further agree that the holder hereof may release all or any part of the collateral given as security for this Note or any rights of the holder thereunder and may amend this Note (with the consent of the Makers), without notice to, and without in any way affecting the liability of, the Makers or any endorser of this Note, and their respective heirs, successors, legal representatives and assigns.

     If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Makers and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby jointly and severally agree to pay all costs and expenses (including reasonable attorneys' fees if permitted by law) incurred by the holder of this Note in collecting or attempting to collect such indebtedness.

     The rate of interest payable on this Note from time to time shall in no event exceed the maximum rate permissible under applicable law. If the rate of interest payable on this Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Note, then the rate provided for on this Note shall be increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF, THE LAW OF THE STATE OF OHIO, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.


CASTLE TOWER CORPORATION



By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

CASTLE TOWER CORPORATION (PR)



By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

                             REVOLVING CREDIT GRID
                             ---------------------
--------------------------------------------------------------------------------
                   AMOUNT           AMOUNT          UNPAID        OFFICER'S
DATE              BORROWED           PAID          BALANCE        INITIALS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                   AMENDED AND RESTATED WORKING CAPITAL NOTE
                   -----------------------------------------


$500,000                                                   January __, 1997


     FOR VALUE RECEIVED, CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), and CASTLE TOWER CORPORATION (PR), a Puerto Rican corporation ("CTC-PR", and together with CTC-Del collectively the "Makers" and individually a "Maker"), hereby jointly and severally promise to pay to the order of _________ (the "Payee"), on or before December 31, 2003, in the manner and at the place provided in the Loan Agreement, as that term is defined below, the principal sum of $500,000, or if less, the outstanding balance of the Working Capital Loans, as that term is defined in the Loan Agreement described below, made by the Payee.

     The unpaid principal balance of this Note shall bear interest prior to maturity at the rates determined in accordance with the provisions of that certain Loan Agreement dated as of April 26, 1996, as amended by the First Amendment to Loan Agreement dated as of June 26, 1996, as amended by the Second Amendment to Loan Agreement dated as of January __, 1997, among the Makers, KeyBank National Association (formerly known as "Society National Bank"), as Agent, the Payee and the other financial institutions as may from time to time be parties thereto (as the same may be amended, modified, extended or restated from time to time, the "Loan Agreement"). Interest accrued on each Base Rate Loan shall be paid quarterly in arrears on each Quarterly Date after the date hereof until such Loan is paid in full, and interest accrued on each LIBOR Loan shall be paid on the last day of the Interest Period thereof.

     This Note is an amendment and restatement of the Amended and Restated Working Capital Note dated June 26, 1996, of the Makers to the Payee (the "Original Note") and not a replacement, substitution or repayment thereof. The indebtedness and liabilities of the Makers under the Original Note evidenced hereby remain in full force and effect as amended, renewed and extended hereby.

     This Note is subject to voluntary and mandatory prepayment in whole or in part at the times and in the manner specified in the Loan Agreement.

     The Payee may enter all amounts of principal borrowed, paid or prepaid at any time on the grid annexed hereto or on any separate record thereof maintained by the Payee.

     This Note evidences indebtedness of the Makers to the Payee arising under the Loan Agreement, to which reference is hereby made for a statement of the rights of the Payee and the duties and obligations of the Makers in relation thereto, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Makers to pay the principal of and interest on this Note when due.

     The principal of and all interest on this Note shall be paid as provided in the Loan Agreement in immediately available funds constituting lawful money of the United States of America, not later than 11:00 A.M. (Cleveland time) on the day when due.

     Upon the occurrence of any Event of Default, the entire outstanding principal amount of this Note and (to the extent permitted by law) unpaid interest shall bear interest thereafter until paid in full at the Default Interest Rate which shall be payable on demand.

     Subject to the provisions of Section 10 of the Loan Agreement, the entire unpaid principal balance of this Note, together with all interest accrued thereon, shall become immediately due and payable upon the occurrence of an Event of Default. Upon the occurrence of any Event of Default, the holder hereof shall have all of the rights, powers and remedies provided in the Loan Agreement or in any Collateral Document or at law or in equity. Failure of the Payee or any holder of this Note to exercise any such right or remedy available hereunder or under the Loan Agreement or any Collateral Document or at law or in equity shall not constitute a waiver of the right to exercise subsequently such option or such other right or remedy.

     The payment of this Note is secured by certain Security Agreements, certain Pledge Agreements, certain Guarantees and certain Mortgages and Collateral Assignments of Leases, all as more fully identified in the Loan Agreement.

     To the extent permitted by law, except as otherwise provided herein or in the Loan Agreement, the Makers and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby severally waive presentment; protest and demand; notice of protest, demand, dishonor and nonpayment; and diligence in collection, and agree to the application of any bank balance as payment or part payment of this Note or as an offset hereto as provided in the Loan Agreement, and further agree that the holder hereof may release all or any part of the collateral given as security for this Note or any rights of the holder thereunder and may amend this Note (with the consent of the Makers), without notice to, and without in any way affecting the liability of, the Makers or any endorser of this Note, and their respective heirs, successors, legal representatives and assigns.

     If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Makers and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby jointly and severally agree to pay all costs and expenses (including reasonable attorneys' fees if permitted by law) incurred by the holder of this Note in collecting or attempting to collect such indebtedness.

     The rate of interest payable on this Note from time to time shall in no event exceed the maximum rate permissible under applicable law. If the rate of interest payable on this Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on this Note, then the rate provided for on this Note shall be increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the Payee is that which would have been received by the Payee but for the operation of the preceding sentence.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF, THE LAW OF THE STATE OF OHIO, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.


CASTLE TOWER CORPORATION



By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


CASTLE TOWER CORPORATION (PR)



By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

                             REVOLVING CREDIT GRID
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              AMOUNT          AMOUNT         UNPAID             OFFICER'S
DATE         BORROWED          PAID          BALANCE            INITIALS
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

                                    ANNEX 1
                                    -------

           ACKNOWLEDGMENT AND AGREEMENT OF CASTLE TOWER HOLDING CORP.
           ----------------------------------------------------------


     The undersigned hereby (a) certifies that it is the sole shareholder of CTC-Del and consents to the execution and delivery by the Borrowers of the foregoing Second Amendment to Loan Agreement and the Amended Notes described therein, and (b) acknowledges and agrees (i) that the Pledge Agreement dated June 26, 1996 between the undersigned and KeyBank National Association, as agent (the "Spectrum Pledge Agreement"), the Holdco Pledge Agreement, the Guaranty and each other Collateral Document (as those terms are defined in the Loan Agreement, and as such documents may be amended pursuant to the Second Amendment to Loan Agreement) to which it is a party, and all of its respective obligations thereunder, remain in full force and effect, (ii) that the security interests granted pursuant to such Spectrum Pledge Agreement and Holdco Pledge Agreement secure all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement, and (iii) that the Guaranteed Obligations, as that term is defined in the Guaranty, include all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement.

CASTLE TOWER HOLDING CORP.



By:
     -------------------------
     Name:
     Title:

                                    ANNEX 2
                                    -------

                        ACKNOWLEDGMENT AND AGREEMENT OF
                      SPECTRUM SITE MANAGEMENT CORPORATION
                      ------------------------------------


     The undersigned hereby (a) consents to the execution and delivery by the Borrowers of the foregoing Second Amendment to Loan Agreement and the Amended Notes described therein, and (b) acknowledges and agrees (i) that the Security Agreement dated June 26, 1996 between the undersigned and KeyBank National Association, as agent (the "Security Agreement"), and the Guaranty executed by the undersigned in favor of KeyBank National Association, as agent (the "Guaranty") and each other Collateral Document (as defined in the Loan Agreement, and as such documents may be amended pursuant to the Second Amendment to Loan Agreement) to which it is a party, and all of its respective obligations thereunder, remain in full force and effect, (ii) that the security interests granted pursuant to such Security Agreement secure all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement, and (iii) that the Guaranteed Obligations, as that term is defined in the Guaranty, include all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement.

SPECTRUM SITE MANAGEMENT CORPORATION



By:
     ------------------------
     Name:
     Title:

                                    ANNEX 3
                                    -------

            ACKNOWLEDGMENT AND AGREEMENT OF CENTENNIAL FUND IV, L.P.
            --------------------------------------------------------


     The undersigned hereby (a) certifies that it is a shareholder of Holdco and consents to the execution and delivery by the Borrowers of the foregoing Second Amendment to Loan Agreement and the Amended Notes described therein, and (b) acknowledges and agrees (i) that the Stockholder Pledge Agreement, the Stockholder Subordination Agreement and each other Collateral Document (as those terms are defined in the Loan Agreement, and as such documents may be amended pursuant to the Second Amendment to Loan Agreement) to which it is a party, and all of its respective obligations thereunder, remain in full force and effect,
(ii) that the security interests granted pursuant to such Stockholder Pledge Agreement secure all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement, and (iii) that all of the Obligations, as increased pursuant to the Second Amendment to Loan Agreement, constitute Senior Debt as that term is defined in the Stockholder Subordination Agreement.

CENTENNIAL FUND IV, L.P.

By:  Centennial Holdings IV, L.P.,
     its general partner


By:
     -----------------------------
     Name:
     Title: